UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO DYNAMIC CREDIT OPPORTUNTIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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Proxy Voting Information Annual Meeting of Shareholders of Invesco Dynamic Credit Opportunities Fund (the “Fund”) September 3, 2021 at 9:30 a.m. Central Daylight Time Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees, and community, the Meeting this year will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and in the proxy statement. The Meeting will begin promptly at 9:30 a.m. Central Daylight Time. The Fund encourages you to access the Meeting prior to the start time leaving ample time for the check in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Fund will be able to participate in the Meeting. Proxy statements were mailed on or about August 4, 2021 to shareholders of record as of the close of business on June 7, 2021 for the Fund. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the Fund and to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into the newly established Invesco Dynamic Credit Opportunity Fund, a closed-end fund to be operated as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended. The proxy statement contains information about the proposals for which votes or voting instructions have been solicited. You can also access the Fund’s proxy statement, common questions regarding the Fund’s proposals, and the fund’s annual report by clicking on the Fund name listed below. Invesco Dynamic Credit Opportunities Fund (VTA) How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

If you have any questions...

If you have questions about the Fund’s proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 341-2929 any business day between 7:30 a.m. and 4:30 p.m. CDT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Trust Company, N.A., may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting [GRAPHIC APPEARS HERE]Account Access Retirement Plan Manager (RPM) Service Center Tax Center Proxy Information by Fund Annual Meeting of Shareholders of Invesco Dynamic Credit Opportunities Fund which will be held on September 3, 2021 at 9:30 a.m. Central Daylight Time online via live webcast Invesco Dynamic Credit Opportunities Fund (VTA) Please read the proxy statement in full. (PDF) Access some typical questions that shareholders may have regarding the proxy statement. (PDF) You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website. Additional fund materials: Annual Report Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan Follow Us: S:\Share lock exclusion folder\Proxy and Shareholder Meetings\8.6.21 Closed-End Meeting\Additional Solicitation2. Draft CE Proxy Information by Fund Page 2021 060221 (1) evm

QUESTIONS & ANSWERS FOR:

INVESCO DYNAMIC CREDIT OPPORTUNTIES FUND (THE “FUND”)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn as trustees of the Fund.

•

To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into the newly established Invesco Dynamic Credit Opportunity Fund, a closed-end fund to be operated as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees and FOR the proposal to approve an Agreement and Plan of Reorganization of the Fund into the newly established Invesco Dynamic Credit Opportunity Fund, a closed-end fund to be operated as an interval fund.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the September 3, 2021 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on September 3, 2021 at 9:30 a.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 6, 2021, Press 1.

If you have questions regarding the Annual Shareholder Meeting for Invesco Dynamic Credit Opportunities Fund taking place on September 3, 2021, Press 2.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 3.

If you plan to attend the Annual Shareholder Meeting for Invesco Dynamic Credit Opportunities Fund, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

OPTION 3	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Time on August 6, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.

OPTION 4	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of Invesco Dynamic Credit Opportunities Fund which is currently scheduled for 9:30 a.m. Central Time on September 3, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.

VIEW MATERIALS ONLINE To view your documents please click the appropriate link below. Document Link I nvesco Dynamic Credit Opportunities Fu nd Proxy Ballot 32 145 07072 1 lnvesco Dynamic CEF Anal Ballot.Qdf Continue To Voting You may need Adobe Acrobat t o vi ew t he docum ents list ed above. To download Adobe Reader, click the add ress below httQ:ljwww.adobe.com/oroducts/acrobatlreadsteP.:.html If you have questions regarding the voting process, please call 877-456 -7881 It-‘lark All > For Aga inst A b stai n Pr opos als 1 To approve an Agreement and Plan of Reorga nrzation that provides for the reorganization of the lnvesco Dynamoc Credo! Opportunitoes Fund onto the l nvesco Oynamoc Cred ot Opportunoty Fund. 2 .0 1 To elect the five Nomrnees as Trustees: Jack ~1. Frelds 0 For 0 Withhold 2.02 To e’ect the five Nominees as Trustees: Martin l . Flanagan 0 For 0 Withhold 2.03 To elect the five Nominees as Trustees: Elizabeth Krentzman 0 For 0 Withhold 2 . 04 To elect the five Nomrnees as Trustees: Robert C. Troccoh 0 For 0 Withhold 2.05 To e!ect the five Nominee-s as Truste es: James D. Vaughn 0 For 0 Withhold Ifyou have Questions regarding the voting prooess, please call l · Cance l Vote & Exit Submit Vote 8 77 -4 5 6 -7 881

Log Out Thank you. Your voting instructions have been submitted for processing. If necessa ry, you can revisit the Internet voting site at any time before the meeting on 9/ 3/ 2021 2:00 Pt-1 CT to s ubmit new voting instructions . Thi.s is a su mmary of your voting instructions for the Invesco Dynamic Credit Ops Fund. You may print this page for your records. Print Page Inst ructions s ubmitted on 7/23/2021 3 :59 :55 PM [ET] 1 To approve an Agreement and Plan of Reorga nization that provides for the reorganization of the Invesco Dynamic Credit Opportunities Fu nd into the Invesco Dynamic Cred it Voted for Opportunity Fund. 2 . 01 To elect the five Nominees as Trust ees : Jaok M. Fields Voted For 2 . 02 To elect the five Nominees a. s Trustees: Martin l. Flanagan Voted for 2 . 03 To elect the five Nominees as Trustees: Elizabeth Krentzman Voted for 2 . 04 To elect the five Nominees as Trustees: Robert C. Troccoli Voted for 2 . 05 To elect the five Nominees as Trustees: James D. Vaughn Voted for Vote Another Card or Exit Enter your e-mail add ress in the following textbox if you would like a n e-mail confirmation of your vote. E-mail : Confirm E-mail: ‘’ Send E-mail

INVESCO Funds WO # 32145—TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 07/14/21 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” all proposals.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” all proposals. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin” THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS: “PROPOSAL 1 : “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “PROPOSAL 2: To vote FOR ALL nominees, Press 1.To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting for all nominees” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR: “Okay, voting withhold on all nominees “ IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR: “Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “ THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]” THEN THE SHAREHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from nominees” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”